UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2013

XIANGTIAN (USA) AIR POWER CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52735	98-0632932
(Commission File Number)	(IRS Employer Identification No.)

c/o Luck Sky International Investment Holdings Limited

Unit 602 Causeway Bay CommBldg 1

Sugar Street, Causeway Bay

Hong Kong, People’s Republic of China

(Address of principal executive offices and zip code)

+86 10 859 10 261

(Registrant's telephone number including area code)

Goa Sweet Tours Ltd.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends and restates the Current Report on Form 8-K (the “Original Report”) filed with the Securities and Exchange Commission on August 20, 2013. Specifically, Item4.01 has been reproduced in this Amendment with additional information regarding the change of the Registrant’s independent registered public accounting firm. Unless otherwise indicated in this Current Report on Form 8-K/A, this Amendment continues to describe conditions as of the date of the Original Report, and the disclosures herein have not been updated to reflect events, results or developments that have occurred after the Original Report, or to modify or update those disclosures affected by subsequent events.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01: Changes In Registrant’s Certifying Accountant

On June 8, 2013, XIANGTIAN (USA) AIR POWER CO., LTD. (the “Company” or “Registrant”) dismissed its independent registered public accounting firm, GBH CPAs, PC (“GBH”) and engaged Kenne Ruan, CPA, P.C.(“KR”) to assume the role of the Company’s new independent registered public accounting firm. The Company’s Board of Directors (the “Board”) made the decision and adopted resolutions on June 7, 2013 to dismiss GBH and retain KR effective June 8, 2013.

The report of GBH regarding the Company’s financial statements for the fiscal year ended July 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of GBH on the Company’s financial statements for fiscal year ended July 31, 2012contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended July 31, 2012, and during the period from June 19, 2012 to June 7, 2013, the date of dismissal, (i)there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GBH would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GBH with a copy of the foregoing disclosures and requested that GBH furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended July 31, 2012 and 2011 and through June 8, 2013, the Company did not consult with KR on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and KR did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished herewith:

16.1 Letter from GBH CPAs, PC, dated February 28, 2014 to United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XIANGTIAN (USA) AIR POWER CO., LTD.

By:	/s/ Deng Rong Zhou
Name: Deng Rong Zhou
Title: Chief Executive Officer

Date: February 28, 2014